UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-08572

Bishop Street Funds

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-262-9565

Date of fiscal year end: December 31, 2012

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge, by calling 1-800-262-9565 or by visiting the Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, by calling 1-800-262-9565 or by visiting the Funds’ website at http://www.bishopstreetfunds.com or the website of the Securities and Exchange Commission.

BISHOP STREET

FUNDS

BISHOP STREET

LETTER TO SHAREHOLDERS

FUNDS

Dear Shareholder:

Following a similar road as in years past, 2012 was dominated by volatility in the equity, fixed income, commodity and currency markets stemming from uncertainty regarding viability of the European Union, challenges faced by policy makers in the U.S., an impending slowdown in China, and unrest in the Middle East. While these issues continue to dominate the investment landscape, the financial markets appear to have calmed after having discounted the doomsday scenarios that abound.

We have discussed these issues at length and have suggested that government leaders and central banks continue to do whatever is necessary to avoid potential crisis. In the U.S., the Federal Reserve continues to maintain its ultra-easy monetary policy in hope of boosting asset prices in the stock and real estate markets. Fiscally-hawkish politicians both here and abroad have strongly protested against extraordinary debt burdens and budgetary failures yet each has reached a near-term compromise to avoid potential social unrest and economic disaster. Recent negotiations regarding the “fiscal cliff” are a case in point but unfortunately, this important issue remains unresolved and the can has been kicked further down the road. The consensus view is that global growth will soon accelerate and fuel inflation, allowing extraordinary debt levels to eventually decline. The problem is that economic growth will remain uneven and unemployment stubbornly high with the political and regulatory landscape caught in a vicious and seemingly unsolvable cycle.

Despite these challenges, U.S. equities managed to finish the year on a strong note with the S&P 500 advancing a surprising 16%. Meanwhile bonds continued their steady move ahead closing the year up +4.22%. Not a bad year for stocks and bonds.

Looking Ahead

Can the market continue to advance with so many roadblocks in its way? On the surface, it is easy to make a bearish case for stocks and other risk assets given the fragile condition of our global economy but as stated before, equity markets are forward looking and as of now they appear to indicate that better days lie ahead. Fixed income yields have remained low; however, the prospect of higher interest rates and possibly higher inflation will provide investors the opportunity to increase the expected yield and income of their bond portfolios. We believe that powerful forces are at work suggesting

Bishop Street Funds

yet another strong year for both stocks and bonds. To be sure and until we get more clarity regarding monetary and fiscal policies, we can also expect that volatility will remain high.

As was the case in 2012, we expect low growth and unemployment rate above the Federal Reserve’s stated targets. The result is that the Fed will likely be forced to keep short-term interest rates ultra-low allowing corporate earnings and stock prices to continue to grow. In bonds, we see opportunities in corporates, municipals and mortgage-related bonds.

Diversification remains the key

Diversification played an important role in 2012 and given the uncertainty that remains, we recommend that investors hold a balanced portfolio of stocks and bonds. We believe stocks may help for growth and inflation protection and bonds to potentially increase stability against the volatility that is likely to prevail. The Bishop Street Funds offer shareholders an excellent choice of investment options in these key areas and will serve as an important foundation in your investment portfolio.

Thank you for investing with Bishop Street Funds. We value your continued trust and confidence.

Sincerely,

Michael K. Hirai, CFA, CPA

President and Chief Investment Officer

Bishop Street Capital Management

January 13, 2013

The performance data quoted represents past performance. Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2012	www.bishopstreetfunds.com

BISHOP STREET

DEFINITIONS OF COMPARATIVE INDICES

FUNDS

Definitions of Comparative Indices

Barclays Capital U.S. Government/Credit Index is a widely-recognized, market value weighted index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U.S. government and fixed-rate non-convertible corporate debt securities issued or guaranteed by foreign governments and agencies. All securities in the Index are rated investment grade (BBB) or higher, with maturities of at least one year.

Barclays Capital Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Corporate A – Rated Debt Funds Objective – Funds that invest primarily in corporate debt issues rated “A” or better or government issues.

Lipper Large-Cap Core Funds Classification – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds Classification – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year salesperson- share growth value, compared to the S&P Super Composite 1500 Index.

Lipper Other States Municipal Debt Funds Objective – Funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The S&P 500/Citigroup Growth Index is a subset of the S&P 500 Index and consists of those companies with the highest price-to book ratios.

Bishop Street Funds

The S&P 500 Composite Index is a widely recognized index of 500 stocks designed to mimic the overall U.S. equity market’s industry weightings.

December 31, 2012	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Strategic Growth Fund

A resilient economy, the favorable evolution of the crisis in Europe and hopes of an agreement on the fiscal cliff allowed US equities to perform very well in 2012. Our strategy underperformed as we underestimated the risks involved in two themes that were heavily represented in our portfolio.

During the first half of the year, the U.S. market was driven mainly by the degree of importance attached by investors to the crisis in Europe, and their assessment of its impact on the U.S. GDP. The first quarter was rather good, as the debt issues were less present in the media, and a “no news, good news” attitude prevailed. However, in spring, concerns about Greece and other European countries reappeared, and indicators also suggested that spending was slowing in China, sometimes with a major magnitude. There were signs that economic growth was softer also in the USA, and the market erased almost all of its prior gains.

Early in summer, Mario Draghi issued a comment, which boosted investors’ confidence in the ECB’s determination to fight the crisis, and we got a nice summer rally. The end of the year was more uncertain as, after the U.S. elections left a status-quo between the White House and the Congress, the question of the fiscal cliff came back as a key market driver, despite everyone’s sentiment that a compromise would be reached in time.

Our performance was hit by the portfolio’s excessive exposure to two themes. We had expected the slowdown in China to be mild, and therefore thought that our capital goods holdings (such as Cummins and Joy Global) would still benefit from a much stronger growth than elsewhere in the world, but this did not prevent the stocks from falling in anticipation of the impact. We were also surprised by the lack of resilience of energy drillers, and we did not expect the lack of discipline which caused excess capacity in pressure pumping, and subsequently a decline in day rates. We also suffered from bad luck on several securities such as JP Morgan and Herbalife, which were hit by unpredictable, non-fundamental events. Our selection of consumer and healthcare stocks was much more favorable, and many of our financials contributed positively.

Bishop Street Funds

With 36% of our holdings replaced during the year, 2012 saw a portfolio turnover slightly higher than its usual levels.

Our macroeconomic scenario remained generally stable despite the turbulence in market perception, and therefore did not cause any meaningful trend in our stock selection. Several energy-related holdings were sold in reaction to the above-mentioned trends in drilling, and our purchase of a few banks was partly supported by the desire to reduce portfolio risk, as our heavy underweight in the industry was no longer warranted by fundamentals.

Most other transactions were driven purely by stock-specific points, and therefore did not reflect a particular theme. Our search for sustainable growth profiles led us to pick stocks for reasons as diverse as a strong strategy execution (CVS Caremark, Goldman Sachs, Michael Kors), a favorable product cycle (Xilinx, EBay, Monsanto), a supportive secular trend (Teradata, Mylan), a turnaround story (Citigroup) or the benefits of a merger (Hertz Global).

As a result of these changes, we finished the year with a reasonable Growth profile combined with an attractive valuation. Our portfolio’s long-term earnings growth was estimated at 13.14% p.a. (vs 10.58% for the index) but it’s PE was well below that of the market (12.24 times forward earnings, vs 12.72). Our exposure to Consumer Discretionary stocks remained high, while that to Technology came back close to its maximum, whereas Industrials were trimmed. Our underweight in Finance was cut by the addition of several banks.

The last minute agreement on the fiscal cliff does not clear all the uncertainties, but investors will probably feel relieved. For the longer term, however, the concrete implementation details will be important for the domestic economy. Overseas, the trends appear to be moving in the right direction, and the headwinds of 2012 should recede.

Although the worst-case scenario was avoided, the terms of the deal reached between the Republicans and the Democrats will naturally shave some growth off the U.S. GDP in 2013, as taxes and other contributions rise for a majority of Americans. Given the complex calculation schemes, it will probably take several weeks for most individuals to figure out the impact in their own case. Moreover, the late date at which the agreement was reached will probably induce delays in the tax filing calendar, which means that reimbursements will be received by tax payers later in the year than usual.

December 31, 2012	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

More importantly, the question of spending cuts and government borrowing limits remains largely unaddressed. Other political fights lie ahead for the coming few months and subsequent uncertainties will probably impact business well into the new year.

This suggests that domestic demand in the USA will only grow at a modest pace, and leaves the country’s GDP growth with more dependence on overseas developments. In this respect, the stabilization observed in most regions of the world towards the end of 2012 is good news. The turmoil in Europe and the sharp slowdown in Asia had been major headwinds for U.S. exports last year. They may not reverse enough to help the U.S. economy, but they should at least stop weighing on it. Some encouraging indicators were released in China over the last few weeks.

All in all, the environment in which US companies will have to operate in the future will be different, but not necessarily tougher than the one they dealt with in 2012. Their strong ability to drive earnings higher even in a moderate economic growth environment will be a key asset and, with investors showing a little more appetite for risk, we expect the medium- to long-term outlook for equities to remain favorable, although not exempt from volatility.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal.

Bishop Street Funds

Strategic Growth Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Strategic Growth Fund,

Class I, versus the S&P 500/Citigroup Growth Index, the S&P 500 Composite Index

and the Lipper Multi-Cap Growth Funds Classification.

# Account value if you reinvested income and capital gains.

(1) See page 4 and 5 for definitions of comparative indices.

Average Annual Total Returns‡
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

11.05%	8.50%	(0.31)%	7.23%	Class I
14.61%	11.33%	3.39%	7.00%	S&P 500/Citigroup Growth Index
16.00%	10.87%	1.66%	7.10%	S&P 500 Composite Index
15.21%	9.83%	0.94%	8.07%	Lipper Multi-Cap Growth Funds Classification

‡	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2012	www.bishopstreetfunds.com

Strategic Growth Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments
1.	Bed Bath & Beyond	2.1%

2.	Herbalife	2.1%

3.	eBay	2.1%

4.	Costco Wholesale	2.1%

5.	Hertz Global Holdings	2.1%

6.	Alliance Data Systems	2.1%

7.	Goldman Sachs Group	2.1%

8.	F5 Networks	2.1%

9.	Schlumberger	2.1%

10.	Agilent Technologies	2.1%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK † — 100.1%
Consumer Discretionary — 18.0%
2,600	AutoZone*	$921
17,900	Bed Bath & Beyond	1,001
24,900	CBS	947
20,100	Dollar General	886
36,300	GameStop	911
18,000	Michael Kors Holdings	919
13,300	PetSmart	909
16,600	Scripps Networks Interactive	962
22,600	TJX	959

		8,415

Bishop Street Funds

Strategic Growth Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Staples — 6.3%
10,000	Costco Wholesale	$988
19,800	CVS	957
30,300	Herbalife	998

		2,943

Energy — 5.9%
10,500	Exxon Mobil	909
13,000	National Oilwell Varco	888
14,100	Schlumberger	977

		2,774

Financials — 12.0%
11,700	ACE	934
23,100	Allstate	928
15,800	American Express	908
23,100	Citigroup	914
7,700	Goldman Sachs Group	982
1,850	Mastercard	909

		5,575

Health Care — 13.8%
23,700	Agilent Technologies	970
20,900	AmerisourceBergen	902
10,300	Amgen	889
11,500	Celgene*	905
17,500	Cigna	936
33,500	Mylan*	921
16,800	UnitedHealth Group	911

		6,434

Industrials — 14.1%
8,500	Cummins	921
17,200	Equifax	931
60,600	Hertz Global Holdings*	986
14,600	Honeywell International	927
14,800	Joy Global	944
10,100	Stericycle*	942
7,200	Union Pacific	905

		6,556

Information Technology — 26.0%
6,800	Alliance Data Systems*	984
1,650	Apple	880
19,500	eBay*	995

December 31, 2012	www.bishopstreetfunds.com

Strategic Growth Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Information Technology — (continued)
10,100	F5 Networks*	$981
4,800	International Business Machines	919
14,900	Intuit	887
31,100	Microsoft	831
29,000	Oracle	966
14,800	Qualcomm	918
15,600	Teradata	966
42,900	TIBCO Software	944
32,400	VeriFone Systems	962
25,500	Xilinx	915

		12,148

Materials — 4.0%
4,700	CF Industries Holdings	955
9,600	Monsanto	909

		1,864

TOTAL COMMON STOCK (Cost $40,554)		46,709

SHORT-TERM INVESTMENT (A) — 0.0%
1,566	Dreyfus Cash Management Fund, Institutional Shares, 0.061% (Cost $2)	2

TOTAL INVESTMENTS (Cost $40,556) —100.1%		$46,711

Percentages are based on Net Assets of $46,644 (000).

*	Non-income producing security.

†	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting.

(A)	The rate shown is the 7-day effective yield as of December 31, 2012.

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Dividend Value Fund

Despite slow economic growth and political turmoil, the U.S. stock market had an impressive year with the S&P 500 returning over 16%. U.S. stocks were led by financials and the Consumer Discretionary sectors as the housing market improved throughout the year. The worst performing sectors were energy and utilities. During the year, higher volatility, lower quality stocks outperformed. The Bishop Dividend Value Fund, focusing on large-cap, high-quality dividend paying stocks had strong absolute returns, but lagged its benchmark, the Russell 1000 Value Index. For the year ended December 31, 2012, the Fund returned 11.07% after expenses versus 17.51% for the Russell 1000 Value Index.

The first quarter of 2012 saw a strong rally in risk assets as the European Central Bank (ECB) launched Long-Term Refinancing Operation, designed to improve the capital of the European banks by letting them borrow at low interest rates. The market pulled back slightly in the second quarter following softening economic data. With the market pullback, the ECB promised to do “whatever it takes,” initiating a new ECB program called “Outright Monetary Transactions”. The new bond buying program is aimed to bring down sovereign bond yields and restore stability of the debt markets of troubled Euro-zone governments. The Federal Reserve also did not disappoint by launching a third round of quantitative easing, under which mortgage-backed securities will be purchased on a monthly basis. With these actions by central banks, investors favored lower quality, riskier assets.

The Fund’s financial sector was a major detractor to relative outperformance. We underweighted the sector in comparison to the Fund’s benchmark as the regulatory outlook was uncertain and the dividends paid by some large diversified banks were still minimal. Within the sector, not owning Bank of America Corp, Citigroup Inc. and Goldman Sachs Group Inc. hurt relative performance.

The Fund lagged in the Information Technology sector as a result of the Fund’s overweight position in the sector and the Fund’s positions in Intel, International Business Machines and Microsoft. Both Microsoft and Intel suffered from declining demand in personal computers as consumers spend more on tablets and smart phones. International Business Machines underperformed as the company’s revenues fell short of expectations on sluggish technology spending.

December 31, 2012	www.bishopstreetfunds.com

Our stock selection resulted in positive returns in the materials sector. Sherwin Williams had a strong return of over 70% as the company benefited from the housing market recovery. The company continued to return cash to shareholders through consistent dividend increases.

The Utilities sector was another bright spot for the Fund during the year. Sempra Energy posted a 34% return as the company continued to execute well, beating on both revenue and earnings expectations. Within the sector, the Fund also re-positioned towards regulated utilities companies such as CMS Energy and Wisconsin Energy where the regulatory environment is constructive and earnings growth is relatively stable.

The U.S. stock market had a surprisingly strong performance in 2012. Looking ahead, the market still faces major headwinds including: European sovereign debt crisis, slowing economic growth in China and U.S. fiscal cliff/economic challenges. With this in mind, we are not certain whether the market can continue its momentum into the coming months. Our investment process continues to be bottom-up, fundamentally driven rather than depending on predicting economic/political outcomes. We seek companies with solid balance sheets that generate strong and sustainable free cash flow from operations. We believe these companies should outperform in the long term over a market cycle.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

Bishop Street Funds

Dividend Value Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Dividend Value Fund, Class I, versus the Russell 1000 Value Index, and the Lipper Large-Cap Core Funds Classification.

# Account value if you reinvested income and capital gains.

‡ Performance begins on April 30, 2006.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized Inception to Date

11.07%	10.19%	0.36%	2.02%	Class I*

17.51%	10.86%	0.59%	2.28%	Russell 1000 Value Index
14.95%	8.94%	0.68%	2.68%	Lipper Large-Cap Core Funds Classification

*	Commenced operations on 05/03/06.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

December 31, 2012	www.bishopstreetfunds.com

Dividend Value Fund

Top Ten Equity Holdings (Unaudited)†

		Percentage of Investments

1.	Philip Morris International	3.2%

2.	Verizon Communications	3.1%

3.	International Business Machines	3.1%

4.	Exxon Mobil	2.9%

5.	Pfizer	2.9%

6.	AT&T	2.7%

7.	Merck	2.6%

8.	Bristol-Myers Squibb	2.6%

9.	Microsoft	2.5%

10.	Johnson & Johnson	2.5%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Shares		Value (000)

COMMON STOCK — 98.6%
Consumer Discretionary — 9.6%
20,300	Home Depot	$1,256
6,920	Macy’s	270
9,755	Mattel	357
11,645	McDonald’s	1,027
7,680	McGraw-Hill	420
9,945	Meredith	342
6,290	Nordstrom	337
16,720	Time Warner	800
9,885	TJX	420
1,810	VF	273

		5,502

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Consumer Staples — 12.1%
22,350	Altria Group	$702
14,905	Coca-Cola Co.	540
6,740	Diageo PLC ADR	786
9,295	General Mills	376
12,645	HJ Heinz	729
7,680	Kimberly-Clark	648
21,575	Philip Morris International	1,805
11,305	Procter & Gamble	768
8,140	Wal-Mart Stores	555

		6,909

Energy — 10.3%
11,740	Chevron	1,269
6,720	ConocoPhillips	390
19,325	Exxon Mobil	1,673
17,935	Kinder Morgan	634
7,380	Occidental Petroleum	565
6,365	Phillips 66	338
14,855	Royal Dutch Shell PLC ADR	1,024

		5,893

Financials — 15.5%
5,705	ACE	455
12,645	American Express	727
2,930	BlackRock	606
5,570	Chubb	420
7,035	CME Group	357
4,895	Digital Realty Trust ‡	332
27,060	JPMorgan Chase	1,190
17,730	Marsh & McLennan	611
7,270	MetLife	239
9,480	Northern Trust	475
21,832	People’s United Financial	264
7,955	PNC Financial Services Group	464
2,265	Public Storage ‡	328
1,850	Simon Property Group ‡	293
5,050	T Rowe Price Group	329
15,655	Unum Group	326
18,660	US Bancorp	596
24,640	Wells Fargo	842

		8,854

December 31, 2012	www.bishopstreetfunds.com

Dividend Value Fund

Schedule of Investments

(continued)

Shares		Value (000)

Health Care — 14.6%
19,931	Abbott Laboratories	$1,306
12,097	Amgen	1,044
45,385	Bristol-Myers Squibb	1,479
20,067	Johnson & Johnson	1,407
36,145	Merck	1,480
64,700	Pfizer	1,622

		8,338

Industrials — 8.5%
8,035	Boeing	605
3,550	Deere	307
7,680	Dover	505
7,220	Emerson Electric	382
12,300	Honeywell International	781
4,520	Illinois Tool Works	275
5,425	Parker Hannifin	461
10,095	Raytheon	581
3,885	United Parcel Service	286
3,605	United Technologies	296
11,645	Waste Management	393

		4,872

Information Technology — 12.3%
13,360	Accenture PLC	888
1,015	Apple	541
9,755	Automatic Data Processing	556
5,570	Canon ADR	218
58,385	Intel	1,205
9,225	International Business Machines	1,767
52,985	Microsoft	1,416
13,565	Texas Instruments	420

		7,011

Materials — 4.9%
3,615	BHP Billiton ADR	284
12,950	EI du Pont de Nemours	582
9,460	RPM International	278
9,060	Sherwin-Williams	1,394
9,225	Sonoco Products	274

		2,812

Bishop Street Funds

Dividend Value Fund

Schedule of Investments

(concluded)

Shares		Value (000)

Telecommunication Services — 5.8%
44,875	AT&T	$1,513
41,055	Verizon Communications	1,776

		3,289

Utilities — 5.0%
9,045	American Electric Power	386
12,175	CMS Energy	297
5,400	Dominion Resources	280
3,131	Duke Energy	200
1,980	National Fuel Gas	100
3,895	NextEra Energy	270
7,733	Northeast Utilities	302
6,780	Sempra Energy	481
9,590	Westar Energy	274
7,845	Wisconsin Energy	289

		2,879

TOTAL COMMON STOCK (Cost $45,521)		56,359

PREFERRED STOCK — 0.5%
1,800	Fifth Third Bancorp, 8.50% (Cost $267)	254

SHORT-TERM INVESTMENT (A) — 0.5%
283,006	Dreyfus Cash Management Fund, Institutional Shares, 0.061% (Cost $283)	283

TOTAL INVESTMENTS (Cost $46,071) — 99.6%		$56,896

Percentages are based on Net Assets of $57,137 (000).

‡	Real Estate Investment Trust

(A)	The rate shown is the 7-day effective yield as of December 31, 2012.

ADR — American Depository Receipt

PLC — Public Limited Company

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

December 31, 2012	www.bishopstreetfunds.com

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

High Grade Income Fund

In 2012 central banks around the globe pursued aggressive monetary policies to support economic growth and financial stability. The markets continued to be challenged by slow global growth, the economic and fiscal crisis in Europe, and political dysfunction in the U.S. to address the fiscal cliff and tax reforms. The Federal Reserve remained committed to keeping interest rates low as long as inflation is less than 2.5% and the unemployment rate remains above 6.5%. Expectations of continued stimulus sent equity markets higher as investors continued to favor risk assets such as equities and corporate bonds. The bond markets performed relatively well as investors chased yields in the low interest rate environment. As a result, the S&P 500 stock index was up 16% for the year and the Barclays U.S. Government Credit Index returned 4.82%.

The Bishop Street High Grade Income Fund provided investors with a 5.05% return in 2012 outperforming the Barclays U.S. Government Credit Index return by 23 basis points. Key drivers to performance were the Fund’s overweight to the corporate bond sector and an underweight in the U.S. treasuries. Looking ahead, we believe that volatility will be high as easy monetary and fiscal policies compete with the forces of deleveraging by governments and consumers and fiscal reform. That said, the recovering housing market, pent-up demand in capital spending and an increase in state and local government spending are positives for the economy this year. We expect that corporate bonds will have another strong year as interest rates remain fairly low in 2013 and investors will continue to reach for yield. We believe the Bishop Street High Grade Income Fund is well positioned for a modest rise in interest rates and will continue to seek value in spread sectors and to provide shareholders with attractive risk-adjusted returns.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Bishop Street Funds

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2012	www.bishopstreetfunds.com

High Grade Income Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the High Grade Income Fund, Class I, versus the Barclays Capital U.S. Government/Credit Index, and the Lipper Corporate A-Rated Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

5.05%	5.87%	6.90%	5.27%	Class I
4.82%	6.71%	6.06%	5.25%	Barclays Capital U.S. Government/Credit Index
7.11%	7.18%	6.31%	5.33%	Lipper Corporate A- Rated Debt Funds Objective

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

High Grade Income Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	U.S. Treasury Note	0.125%	08/31/13	2.5%

2.	U.S. Treasury Bond	4.500%	08/15/39	2.0%

3.	U.S. Treasury Bond	4.750%	02/15/37	2.0%

4.	U.S. Treasury Note	0.250%	09/15/14	2.0%

5.	California State, Build America Bonds, GO	7.550%	04/01/39	1.9%

6.	International Business Machines	8.375%	11/01/19	1.7%

7.	Boston Properties	5.625%	11/15/20	1.7%

8.	Rio Tinto Finance USA	9.000%	05/01/19	1.6%

9.	Aflac	8.500%	05/15/19	1.6%

10.	St. Louis School District, Qualified School Construction Boards, GO	6.100%	04/01/25	1.6%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

CORPORATE OBLIGATIONS — 54.6%
Banks — 3.7%
	Citigroup
$383	6.500%, 08/19/13	$396
520	6.000%, 08/15/17	613
	Goldman Sachs Group MTN
500	7.500%, 02/15/19	629
550	0.719%, 07/22/15(A)	540
	JPMorgan Chase
450	3.150%, 07/05/16	477
	US Bancorp MTN
500	3.000%, 03/15/22	520

		3,175

December 31, 2012	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Consumer Discretionary — 3.0%
	AutoZone
$400	4.000%, 11/15/20	$434
	Home Depot
700	5.875%, 12/16/36	920
	Johnson Controls
500	4.250%, 03/01/21	547
	Macy’s Retail Holdings
300	2.875%, 02/15/23	294
	McDonald’s MTN
350	1.875%, 05/29/19	356

		2,551

Consumer Staples — 6.5%
	Bunge Finance
500	8.500%, 06/15/19	643
	Campbell Soup
500	4.250%, 04/15/21	566
	Colgate-Palmolive MTN
900	1.950%, 02/01/23	875
	Genentech
1,000	4.750%, 07/15/15	1,103
	PepsiAmericas
650	4.875%, 01/15/15	704
	Teva Pharmaceutical Finance BV
500	2.400%, 11/10/16	521
	Wal-Mart Stores
1,000	5.375%, 04/05/17	1,184

		5,596

Energy — 5.6%
	Cameron International
375	4.500%, 06/01/21	420
	Devon Energy
1,000	6.300%, 01/15/19	1,243
	Halliburton
1,000	6.150%, 09/15/19	1,259
	Hess
400	8.125%, 02/15/19	526
	Kinder Morgan Energy Partners
710	9.000%, 02/01/19	957
	Occidental Petroleum
375	2.700%, 02/15/23	383

		4,788

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Financials — 13.9%
	Aflac
$1,000	8.500%, 05/15/19	$1,362
	American Express Credit MTN
500	5.875%, 05/02/13	509
545	2.375%, 03/24/17	570
	Aon
500	3.125%, 05/27/16	526
	Bank of America MTN
1,050	4.900%, 05/01/13	1,064
	Bank of New York Mellon MTN
500	4.150%, 02/01/21	561
	Boston Properties
1,200	5.625%, 11/15/20 ‡	1,420
	Capital One Financial
1,000	7.375%, 05/23/14	1,088
	Daimler Finance North America LLC
840	6.500%, 11/15/13	882
	Eksportfinans ASA MTN
600	1.875%, 04/02/13	600
	Ford Motor Credit LLC
500	2.500%, 01/15/16	506
	General Electric Capital MTN
625	6.150%, 08/07/37	777
	Morgan Stanley MTN
500	5.750%, 10/18/16	554
	Svensk Exportkredit AB
1,000	2.125%, 07/13/16	1,039
	Toyota Motor Credit MTN
400	2.800%, 01/11/16	421

		11,879

Health Care — 5.9%
	AstraZeneca PLC
1,000	5.900%, 09/15/17	1,215
	Celgene
1,000	3.250%, 08/15/22	1,020
	Gilead Sciences
875	3.050%, 12/01/16	937
	Merck
1,000	5.000%, 06/30/19	1,203
	UnitedHealth Group
700	2.875%, 03/15/22	718

		5,093

December 31, 2012	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Industrials — 2.4%
	Caterpillar
$500	7.900%, 12/15/18	$678
	Precision Castparts
900	1.250%, 01/15/18	901
	Raytheon
475	2.500%, 12/15/22	469

		2,048

Information Technology — 6.6%
	BMC Software
500	7.250%, 06/01/18	590
	Dell
400	5.625%, 04/15/14	424
	Hewlett-Packard
500	2.125%, 09/13/15	500
	Intel
425	1.350%, 12/15/17	425
	International Business Machines
1,000	8.375%, 11/01/19	1,421
	News America
500	6.650%, 11/15/37	646
	Symantec
1,100	2.750%, 09/15/15	1,138
	Xerox
500	8.250%, 05/15/14	545

		5,689

Materials — 3.4%
	BHP Billiton Finance
950	5.250%, 12/15/15	1,073
	Praxair
500	2.200%, 08/15/22	490
	Rio Tinto Finance USA
1,000	9.000%, 05/01/19	1,373

		2,936

Telecommunication Services — 1.5%
	Alltel
250	7.000%, 03/15/16	297
	AT&T
305	5.500%, 02/01/18	363
	Cellco Partnership
450	8.500%, 11/15/18	619

		1,279

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

Transportation Services — 1.0%
	Continental Airlines
$772	9.000%, 07/08/16	$893

Utilities — 1.1%
	Duke Energy
250	1.625%, 08/15/17	251
	Potomac Edison
600	5.350%, 11/15/14	647

		898

TOTAL CORPORATE OBLIGATIONS (Cost $43,054)		46,825

	U.S. TREASURY OBLIGATIONS — 24.5%
	U.S. Treasury Bond
700	7.250%, 05/15/16	859
800	6.000%, 02/15/26	1,158
500	5.375%, 02/15/31	714
1,250	4.750%, 02/15/37	1,706
1,300	4.500%, 08/15/39	1,723
500	4.375%, 05/15/41	651
500	3.750%, 08/15/41	588
	U.S. Treasury Note
275	3.750%, 11/15/18	320
350	3.625%, 02/15/21	411
625	3.125%, 10/31/16	687
500	3.125%, 01/31/17	552
600	2.875%, 03/31/18	665
405	2.625%, 04/30/16	434
650	2.375%, 10/31/14	675
1,000	2.375%, 02/28/15	1,045
500	2.375%, 07/31/17	539
1,000	2.125%, 05/31/15	1,043
500	2.125%, 08/15/21	526
1,000	2.000%, 11/15/21	1,038
1,000	1.375%, 02/28/19	1,025
800	1.000%, 01/15/14	807
1,700	0.250%, 09/15/14	1,700
2,145	0.125%, 08/31/13	2,144

TOTAL U.S. TREASURY OBLIGATIONS (Cost $19,632)		21,010

December 31, 2012	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)

	MUNICIPAL BONDS — 8.5%
	Arizona Public Service
$500	6.250%, 08/01/16	$587
	California State, Build America Bonds, GO
1,130	7.550%, 04/01/39	1,629
	City of Minneapolis Minnesota, GO
250	4.900%, 03/01/25	280
300	4.800%, 03/01/24	337
	City of New York New York, GO
300	5.817%, 10/01/31	349
	Connecticut State, GO
800	5.295%, 10/01/29	944
	Hawaii State, GO
700	5.480%, 02/01/28	875
	Houston Independent School District, GO
250	6.125%, 02/15/28	299
	St. Louis School District, Qualified School Construction
	Boards, GO
1,070	6.100%, 04/01/25	1,341
	Utah State, Ser B, GO
575	3.369%, 07/01/21	624

TOTAL MUNICIPAL BONDS (Cost $6,355)		7,265

	U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.0%
	FHLB
1,100	5.125%, 03/10/17	1,297
1,000	4.125%, 03/13/20	1,187
1,100	3.750%, 12/14/18	1,268
	FHLMC
875	8.250%, 06/01/16	1,093
	FHLMC MTN
1,000	4.250%, 05/22/13	1,016
	FNMA
1,000	2.000%, 02/07/17	1,005

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $6,448)		6,866

Bishop Street Funds

High Grade Income Fund

Schedule of Investments

(continued)

Face Amount (000)/Shares		Value (000)

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS —1.5%
	FNMA, Ser 2003-33, Cl AB
$672	3.750%, 03/25/33	$699
	FNMA, Ser 889958
184	5.000%, 10/01/23	199
	FNMA REMIC, Ser 2007-B1, Cl BE
152	5.450%, 12/25/20	155
	GNMA, Ser 2003-7, Cl PE
207	5.500%, 11/16/31	211

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (Cost $1,218)		1,264

NON-AGENCY MORTGAGE-BACKED OBLIGATION (A) — 1.3%
	GSR Mortgage Loan Trust, Ser 2004-4, Cl 3A2
1,176	2.050%, 04/25/32 (Cost $1,051)	1,167

	SHORT-TERM INVESTMENTS (B) — 0.9%
	Dreyfus Cash Management Fund, Institutional Shares,
722,243	0.061%	722
	Dreyfus Government Cash Management Fund, Institutional Shares,
25,274	0.061%	26

TOTAL SHORT-TERM INVESTMENTS (Cost $748)		748

TOTAL INVESTMENTS (Cost $78,506) — 99.3%		$85,145

Percentages are based on Net Assets of $85,771 (000).

‡	Real Estate Investment Trust

(A)	Floating Rate Security — The rate reflected on the Schedule of Investments is the rate in effect on December 31, 2012. The maturity date shown is the final maturity date.

(B)	The rate shown is the 7-day effective yield as of December 31, 2012.

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

LLC — Limited Liability Corporation

MTN — Medium Term Note

PLC — Public Limited Company

December 31, 2012	www.bishopstreetfunds.com

High Grade Income Fund

Schedule of Investments

(concluded)

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

BISHOP STREET

MANAGEMENT DISCUSSION

FUNDS

Hawaii Municipal Bond Fund

The tax-exempt municipal bond market outperformed the taxable high grade fixed income market in 2012 with a return of 6.78%. In spite of uncertainty regarding possible tax-exemption reform for municipal bond interest, municipal bonds saw continued demand as investors searched for attractive fixed income investment options. More specifically, longer-dated, lower-rated bonds outperformed as investors looked for increased yields.

In 2012, the Bishop Street Hawaii Municipal Bond Fund, Class I provided investors with a return of 5.06%. The key driver of performance for the year was the allocation of the Fund to Hawaii issued bonds. Hawaii has fared well in the economic recovery cycle relative to other states as tourism rebounded and unemployment remained well under the national average. Spending was up approximately 10% for the year with hotels, retail, restaurants and utilities all being major contributors to overall growth. As a result, Hawaii issues generated solid performance for the year. Looking ahead we anticipate that the Fed’s accommodative monetary policy will help tax-exempt municipal bonds garner modest returns in 2013. We believe the Bishop Street Hawaii Municipal Bond Fund is well positioned to take advantage of the current investment environment and should continue to generate attractive after-tax returns for our shareholders.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.bishopstreetfunds.com or call 1-800-262-9565

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific time and is not intended to be a forecast of future events or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice regarding the funds or any security in particular.

Investing involves risk including possible loss of principal. Diversification does not protect against market loss.

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Performance Comparison

Comparison of Change in the Value of a $10,000 Investment in the Hawaii Municipal Bond Fund, Class I or Class A, versus the Barclays Capital Municipal Bond Index, and the Lipper Other States Municipal Debt Funds Objective.

# Account value if you reinvested income and capital gains.

(1) See page 4 for definitions of comparative indices.

Average Annual Total Returns†
One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return

5.06%	5.12%	4.74%	4.17%	Class I

4.80%	4.86%	4.48%	3.91%	Class A

1.64%	3.79%	3.84%	3.59%	Class A, with load**
6.78%	6.57%	5.91%	5.10%	Barclays Capital Municipal Bond Index
6.52%	5.69%	4.77%	4.23%	Lipper Other States Municipal Debt Funds Objective

**	Reflects 3.00% sales charge.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

Bishop Street Funds

Hawaii Municipal Bond Fund

Top Ten Holdings (Unaudited)†

		Coupon Rate	Maturity Date	Percentage of Investments

1.	Hawaii State, Housing Finance & Development, RB	5.350%	07/01/18	2.1%

2.	Hawaii State, RB	5.250%	07/01/27	1.9%

3.	Hawaii State, RB	5.000%	07/01/16	1.6%

4.	Hawaii State, RB	5.000%	01/01/25	1.5%

5.	Honolulu Hawaii City & County, GO	4.000%	11/01/19	1.5%

6.	Honolulu Hawaii City & County, Board of Water Supply, RB	5.000%	07/01/26	1.4%

7.	Hawaii State, Housing Finance & Development, RB	6.500%	07/01/33	1.4%

8.	University of Hawaii, RB	4.500%	07/15/23	1.4%

9.	Hawaii State, Department of Hawaiian Home Lands, COP	5.000%	11/01/31	1.4%

10.	Honolulu Hawaii City & County, GO	5.000%	07/01/14	1.4%

†	Percentages based on total investments. Top ten holdings do not include short-term investments.

Schedule of Investments

Face Amount (000)		Value (000)

MUNICIPAL BONDS — 98.1%
Alaska — 0.9%
	Alaska Municipal Bond Bank Authority, Ser 3, RB, Bond Bank Moral Obligation Insured
$1,000	5.000%, 09/01/22	$1,235
	Anchorage Alaska, Water Authority, RB, NPFGC Insured

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Alaska — (continued)
$200	5.000%, 05/01/37	$216

		1,451

Arizona — 1.5%
	Glendale Arizona, Water and Sewer Authority, RB
1,000	5.000%, 07/01/23	1,209
	Mesa Arizona, GO
1,000	4.250%, 07/01/31	1,095

		2,304

California — 1.9%
	California State, GO
1,000	5.000%, 04/01/38	1,107
	California State, GO, AGM Insured
800	4.500%, 12/01/32	862
	California State, Health Facilities Financing Authority, Stanford Hospital, Ser B, RB
1,000	5.000%, 11/15/25	1,173

		3,142

Colorado — 0.4%
	Denver City & County, School District No. 1, GO
500	5.000%, 12/01/24	614

Georgia — 0.7%
	Main Street, Natural Gas, Ser B, RB
1,000	5.000%, 03/15/18	1,134

Hawaii — 80.3%
	Hawaii County, Ser A, GO
1,000	5.000%, 07/15/22	1,180
500	4.000%, 03/01/22	562
	Hawaii County, Ser A, GO, AGM Insured
125	5.000%, 07/15/21	128
1,500	5.000%, 07/15/23	1,533
	Hawaii County, Ser A, GO, AMBAC Insured
1,000	5.000%, 07/15/15	1,109

	Hawaii County, Ser A, GO, NPFGC Insured
1,055	5.250%, 07/15/18	1,127
1,000	5.000%, 07/15/24	1,061
	Hawaii Pacific Health, Ser A, RB
1,000	4.625%, 07/01/21	1,120
	Hawaii State, Airport System Authority, RB, AGM Insured
1,000	5.250%, 07/01/27	1,198

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Airport System Authority, Ser A, RB
$2,500	5.250%, 07/01/27	$2,976
900	5.250%, 07/01/30	1,058
1,250	5.000%, 07/01/22	1,517
	Hawaii State, Airport System Authority, RB, AMT
1,500	4.125%, 07/01/24	1,596
1,000	3.000%, 07/01/17	1,050
	Hawaii State, Department of Budget & Finance, Chaminade University, RB, Radian Insured
1,000	4.750%, 01/01/36	1,028
	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser A, RB, AMT, FGIC Insured
750	4.800%, 01/01/25	769
1,000	4.650%, 03/01/37	1,026
	Hawaii State, Department of Budget & Finance, Electric Company Project, Ser A, RB, AMT, NPFGC Insured
1,250	5.650%, 10/01/27	1,264
	Hawaii State, Department of Budget & Finance, Mid Pacific Institute, RB, Radian Insured
1,000	5.000%, 01/01/26	1,034
	Hawaii State, Department of Budget & Finance, RB
300	3.600%, 11/15/20	305
300	3.350%, 11/15/19	305
	Hawaii State, Department of Hawaiian Home Lands, Kapolei Office Facilities, Ser A, COP, AGM Insured
2,000	5.000%, 11/01/31	2,172
	Hawaii State, Harbor System Authority, Ser A, RB
1,125	4.250%, 07/01/21	1,255
	Hawaii State, Harbor System Authority, Ser A, RB, AMT, AGM Insured
370	5.750%, 07/01/29	371
	Hawaii State, Harbor System Authority, Ser B, RB, AMT, AGM Insured
1,000	5.000%, 01/01/13	1,000
500	5.000%, 01/01/23	514

	Hawaii State, Harbor System Authority, Ser B, RB, AMT, AMBAC Insured
200	5.500%, 07/01/19	200
	Hawaii State, Highway Authority, RB
500	5.750%, 01/01/28	595
605	5.500%, 07/01/18	744
1,000	5.500%, 01/01/25	1,187
	Hawaii State, Highway Authority, RB, BHAC Insured
550	4.750%, 01/01/22	634

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Highway Authority, Ser A, RB
$2,000	5.000%, 01/01/25	$2,436
1,300	5.000%, 01/01/31	1,541
	Hawaii State, Highway Authority, Ser A, RB, AGM Insured
500	5.000%, 07/01/19	550
1,000	5.000%, 07/01/21	1,096
1,565	5.000%, 07/01/22	1,713
	Hawaii State, Highway Authority, Ser B, RB, AGM Insured
1,250	5.250%, 07/01/18	1,521
1,600	5.250%, 07/01/19	1,990
2,300	5.000%, 07/01/16	2,542
	Hawaii State, Housing Finance & Development, Kuhio Park Terrace Multi-Family Housing, Ser A, RB, FHLMC Insured
200	3.900%, 04/01/22	216
115	3.750%, 04/01/21	125
180	3.500%, 04/01/20	192
115	3.000%, 04/01/18	121
	Hawaii State, Housing Finance & Development, Rental Housing System, Ser B, RB, AGM Insured
2,000	6.500%, 07/01/33	2,239
	Hawaii State, Housing Finance & Development, Ser A, RB, FHLMC Insured
100	3.300%, 01/01/26	101
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser A, RB, AMT, FNMA Collateral Insured
475	5.400%, 07/01/30	475
3,260	5.350%, 07/01/18	3,262
	Hawaii State, Housing Finance & Development, Single-Family Housing, Ser B, RB, GNMA/FNMA Insured
495	3.450%, 01/01/22	519
	Hawaii State, Ser CM, GO, AGM Insures FGIC Insured
1,000	6.500%, 12/01/14	1,115

	Hawaii State, Ser DB, GO, NPFGC Insured
230	5.250%, 09/01/13 , Pre-Refunded @ 100 (A)	238
	Hawaii State, Ser DD, GO, NPFGC Insured
1,000	5.000%, 05/01/16	1,059
	Hawaii State, Ser DF, GO, AMBAC Insured
90	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	100
1,250	5.000%, 07/01/21	1,379
	Hawaii State, Ser DG, GO, AMBAC Insured
1,000	5.000%, 07/01/16	1,108

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Hawaii State, Ser DI, GO, AGM Insured
$800	5.000%, 03/01/16 , Pre-Refunded @ 100 (A)	$910
1,500	5.000%, 03/01/25	1,681
	Hawaii State, Ser DK, GO
475	5.000%, 05/01/25	564
	Hawaii State, Ser DN, GO
200	5.250%, 08/01/25	242
	Hawaii State, Ser DO, GO
850	5.000%, 08/01/17	1,002
	Hawaii State, Ser DR, GO
1,000	5.000%, 06/01/17	1,174
	Hawaii State, Ser DT, GO
250	5.000%, 11/01/19	310
175	4.500%, 11/01/19	211
	Hawaii State, Ser DY, GO
750	5.000%, 02/01/19	917
950	5.000%, 02/01/20	1,180
	Hawaii State, Ser DZ, GO
1,000	5.000%, 12/01/17	1,191
190	5.000%, 12/01/24	234
250	5.000%, 12/01/28	302
1,300	5.000%, 12/01/29	1,567
1,000	5.000%, 12/01/31	1,197
1,100	4.000%, 12/01/30	1,216
	Hawaii State, Ser EA, GO
1,000	5.000%, 12/01/22	1,255
500	3.000%, 12/01/20	554
	Hawaii State, Ser EE, GO
1,000	4.000%, 11/01/24	1,156
	Hawaii State, Ser EF, GO
200	5.000%, 11/01/24	250

	Honolulu Hawaii City & County, Ad Valorem Property Tax Project, Ser B, GO, NPFGC Insured
2,000	5.000%, 07/01/14 , Pre-Refunded @ 100 (A)	2,139
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB
1,050	5.000%, 07/01/19	1,290
670	3.000%, 07/01/17	727
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, FGIC Insured
1,000	4.750%, 07/01/14 , Pre-Refunded @ 100 (A)	1,066
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, NPFGC Insured
2,000	5.000%, 07/01/26	2,245

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	Honolulu Hawaii City & County, Board of Water Supply, Ser A, RB, NPFGC Re-insures FGIC Insured
$1,000	5.000%, 07/01/14 , Pre-Refunded @ 100 (A)	$1,069
	Honolulu Hawaii City & County, Board of Water Supply, Ser B, RB, AMT, NPFGC Insured
1,000	5.250%, 07/01/20	1,115
1,000	5.250%, 07/01/21	1,113
325	5.000%, 07/01/15	356
	Honolulu Hawaii City & County, Ser A, GO
1,100	5.250%, 04/01/32	1,285
1,000	5.000%, 04/01/33	1,143
1,000	4.250%, 08/01/32	1,107
2,000	4.000%, 11/01/19	2,349
	Honolulu Hawaii City & County, Ser A, GO, AGM Insured
1,000	5.000%, 07/01/22	1,157
	Honolulu Hawaii City & County, Ser A, GO, NPFGC Insured
70	5.250%, 03/01/13 , Pre-Refunded @ 100 (A)	71
	Honolulu Hawaii City & County, Ser B, GO
250	5.000%, 12/01/18	305
395	5.000%, 08/01/21	495
1,200	4.000%, 11/01/27	1,347
	Honolulu Hawaii City & County, Ser B, GO, AGM Insured
290	5.250%, 07/01/15	323
1,000	5.250%, 07/01/16	1,154
345	5.250%, 07/01/18	420
	Honolulu Hawaii City & County, Ser C, GO
200	4.750%, 09/01/18	239
	Honolulu Hawaii City & County, Ser D, GO
1,000	5.250%, 09/01/22	1,238

	Honolulu Hawaii City & County, Ser D, GO, NPFGC Insured
2,000	5.000%, 07/01/15, Pre-Refunded @ 100 (A)	2,224
	Honolulu Hawaii City & County, Ser F, GO, NPFGC Re- insures FGIC Insured
1,000	5.000%, 07/01/15 , Pre-Refunded @ 100 (A)	1,112
	Honolulu Hawaii City & County, Wastewater System Authority, Ser A, RB
500	5.000%, 07/01/20	603
1,000	5.000%, 07/01/25	1,211
100	5.000%, 07/01/31	120
1,000	5.000%, 07/01/38	1,145
1,000	4.000%, 07/01/31	1,085

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continiued)
	Honolulu Hawaii City & County, Wastewater System Authority, Ser B, RB
$990	4.000%, 07/01/23	$1,141
1,000	4.000%, 07/01/28	1,109
705	4.000%, 07/01/30	771
	Honolulu Hawaii City & County, Wastewater System Authority, Ser Junior A-1, RB, NPFGC Insured
815	5.000%, 07/01/22	914
	Honolulu Hawaii City & County, Wastewater System Authority, Ser Senior A, RB, NPFGC Insured
1,000	5.000%, 07/01/31	1,104
	Honolulu Hawaii City & County, Wastewater System Authority, Waipahu Towers Project, Ser A, RB, AMT, GNMA Collateral Insured
185	6.900%, 06/20/35	185
	Kauai County, Ser A, GO
250	4.000%, 08/01/24	287
250	3.250%, 08/01/23	269
	Kauai County, Ser A, GO, NPFGC Re-insures FGIC Insured
3,195	5.000%, 08/01/15, Pre-Refunded @ 100 (A)	3,566
415	5.000%, 08/01/21	456
	Maui County, GO, NPFGC Insured
100	5.000%, 03/01/17	109
1,100	5.000%, 03/01/24	1,192
	Maui County, Ser A, GO
1,000	5.000%, 07/01/19	1,165
	Maui County, Ser A, GO, AGM Insured
1,000	3.500%, 07/01/16	1,090
	Maui County, Ser A, GO, NPFGC Insured
1,000	4.750%, 07/01/25	1,112

	Maui County, Ser B, GO
500	4.000%, 06/01/21	567
	Maui County, Ser B, GO, NPFGC Insured
500	5.000%, 07/01/16	569
500	5.000%, 09/01/17	535
	University of Hawaii, College Improvements Project, Ser A, RB, AGC Insured
1,400	5.000%, 10/01/23	1,569
	University of Hawaii, College Improvements Project, Ser A, RB, NPFGC Insured
200	5.000%, 07/15/19	227
150	5.000%, 07/15/22	170
	University of Hawaii, Ser A, RB
100	6.000%, 10/01/38	121

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Hawaii — (continued)
	University of Hawaii, Ser A, RB, NPFGC Insured
$975	5.000%, 07/15/21	$1,107
2,000	4.500%, 07/15/23	2,211
	University of Hawaii, Ser A-2, RB
1,000	4.000%, 10/01/18	1,139

		128,307

Kansas — 0.4%
	Sedgwick County, Unified School District No. 260 Derby, GO
500	5.000%, 10/01/29	601

Maine — 0.5%
	Maine Health & Higher Educational Facilities Authority, Ser A, RB
750	5.250%, 07/01/31	848

Massachusetts — 1.6%
	Commonwealth of Massachusetts, Ser B, GO, AGM Insured
1,300	5.250%, 08/01/28	1,723
	Massachusetts Bay Transportation Authority, Ser A, RB
600	5.250%, 07/01/29	788

		2,511

Minnesota — 0.3%
	Minnesota Housing Finance Agency, RB, GNMA/FNMA Insured
465	4.875%, 07/01/26	510

Nebraska — 0.1%
	Omaha Nebraska, GO
100	5.250%, 10/15/19	123

Nevada — 0.2%
	Nevada State, Municipal Bond Bank Projects, Ser F, GO, AGM Insured
250	5.000%, 12/01/24	272

New York — 1.4%
	New York State, Dormitory Authority, New York University, Ser A, RB
1,000	3.100%, 07/01/17	1,084
	New York, New York, Ser F, GO
500	3.000%, 08/01/16	538
	New York, New York, Ser H-1, GO
600	5.000%, 03/01/18	715

		2,337

Ohio — 0.4%
	Akron Ohio, GO
500	5.000%, 12/01/21	579

Bishop Street Funds

Hawaii Municipal Bond Fund

Schedule of Investments

(continued)

Face Amount (000)		Value (000)
Oklahoma — 1.1%

	Oklahoma City Water Utilities Trust, RB
$125	5.000%, 07/01/40	$146
	Oklahoma Water Resources Board, RB
500	4.000%, 10/01/40	530
1,000	3.000%, 10/01/18	1,091

		1,767

Puerto Rico — 2.0%
	Commonwealth of Puerto Rico, GO, NPFGC Insured
1,500	6.000%, 07/01/15	1,604
	Puerto Rico Electric Power Authority, Ser ZZ, RB
500	5.000%, 07/01/24	504
	Puerto Rico Highway & Transportation Authority, Ser N, RB, AGM Insured
1,000	5.500%, 07/01/26	1,088

		3,196

South Carolina — 0.3%
	Sumter South Carolina, Waterworks & Sewer Improvement Systems, RB, XLCA Insured
500	5.000%, 12/01/21	558

Texas — 0.9%
	North East Independent School District, GO, PSF Insured
275	5.250%, 02/01/28	367

	Port of Houston Authority, Ser D-1, GO
1,000	5.000%, 10/01/35	1,176

		1,543

Utah — 1.0%
	Mountain Regional Water Special Service District, RB, AGM Insured
1,000	4.000%, 12/15/26	1,089
500	4.000%, 12/15/27	542

		1,631

Washington — 1.5%
	Washington Economic Development Finance Authority, RB
1,000	4.125%, 06/01/30	1,075
	Washington State, Motor Vehicle Tax, Ser C, GO
1,000	5.000%, 06/01/22	1,242

		2,317

December 31, 2012	www.bishopstreetfunds.com

Hawaii Municipal Bond Fund

Schedule of Investments

(concluded)

Face Amount (000)		Value (000)
Wisconsin — 0.7%

	Wisconsin State, Ser A, GO
$1,000	4.000%, 05/01/30	$1,096

TOTAL MUNICIPAL BONDS (Cost $147,738)		156,841

SHORT-TERM INVESTMENT (B) — 0.7%
	Dreyfus Tax-Exempt Cash Management Fund, Institutional
1,102,220	Shares, 0.000% (Cost $1,102)	1,102

TOTAL INVESTMENTS (Cost $148,840) — 98.8%		$157,943

Percentages are based on Net Assets of $159,839 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(B)	The rate reported is the 7-day effective yield as of December 31, 2012.

AGC — American Guarantee Corporation

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax

BHAC — Berkshire Hathaway Assurance Corporation

COP — Certificate of Participation

FGIC — Financial Guarantee Insurance Corporation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Corporation

GNMA — Government National Mortgage Corporation

GO — General Obligation

NPFGC — National Public Finance Guarantee Corporation

PSF — Permanent School Fund

RB — Revenue Bond

SER — Series

XLCA — XL Capital

Cost figures are shown in thousands.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Assets and Liabilities (000)

December 31, 2012

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Assets:
Investments, at Cost	$40,556	$46,071	$78,506

Investments, at Value	$46,711	$56,896	$85,145
Receivable for Investment Securities Sold	1,235	368	—
Dividends and Interest Receivable	16	94	797
Due from Shareholder Servicing Agent	6	8	11
Due from Administrator	3	4	6
Reclaim Receivable	1	5	—
Receivable for Fund Shares Sold	—	—	1
Due from Advisor	—	8	17
Prepaid Expenses	4	4	8

Total Assets	47,976	57,387	85,985

Liabilities:
Line of Credit Payable	1,245	—	—
Advisory Fees Payable	31	38	40
Shareholder Servicing Fees Payable	10	13	18
Administrative Fees Payable	8	10	15
Payable for Fund Shares Redeemed	8	—	25
Chief Compliance Officer Fees Payable	1	1	1
Payable for Investment Securities Purchased	—	153	—
Income Distribution Payable	—	—	64
Other Accrued Expenses Payable	29	35	51

Total Liabilities	1,332	250	214

Net Assets	$46,644	$57,137	$85,771

Paid-in Capital	$42,840	$66,745	$78,736
Undistributed (Distributions in excess of/) Net Investment Income	—	(1)	1
Accumulated Net Realized Gain (Loss) on Investments	(2,351)	(20,432)	395
Net Unrealized Appreciation on Investments	6,155	10,825	6,639

Net Assets	$46,644	$57,137	$85,771

Class I Shares:
Net Assets	$46,644	$57,137	$85,771
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,440	5,815	8,165
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$13.56	$9.83	$10.51	†

†	Difference in net asset value recalculation and net asset value stated is caused using rounded net assets and shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Assets and Liabilities (000)

December 31, 2012

Hawaii Municipal Bond Fund
Assets:
Investments, at Cost	$148,840

Investments, at Value	$157,943
Dividends and Interest Receivable	2,605
Receivable for Fund Shares Sold	24
Due from Advisor	27
Due from Shareholder Servicing Agent	21
Due from Administrator	18
Prepaid Expenses	10

Total Assets	160,648

Liabilities:
Income Distribution Payable	269
Payable for Fund Shares Redeemed	329
Advisory Fees Payable	48
Shareholder Servicing Fees Payable	34
Administrative Fees Payable	27
Chief Compliance Officer Fees Payable	2
Trustees Fees Payable	1
Other Accrued Expenses Payable	99

Total Liabilities	809

Net Assets	$159,839

Paid-in Capital	$150,101
Undistributed Net Investment Income	7
Accumulated Net Realized Gain on Investments	628
Net Unrealized Appreciation on Investments	9,103

Net Assets	$159,839

Class I Shares:
Net Assets	$134,179
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	12,051
Net Asset Value, Offering and Redemption Price Per Share — Class I (Net Assets / Shares Outstanding)	$11.13

Class A Shares:
Net Assets	$25,660
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	2,305
Net Asset Value, Offering and Redemption Price Per Share — Class A (Net Assets / Shares Outstanding)	$11.13

Maximum Offering Price Per Shares — Class A ($11.13/ 97.00%)	$11.47

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Operations (000)

For the year ended December 31, 2012

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund
Investment Income:
Dividend Income	$693	$1,936	$3
Interest Income	—	—	2,935
Less: Foreign Taxes Withheld	(1)	(9)	—

Total Investment Income	692	1,927	2,938

Expenses:
Investment Adviser Fees	370	440	501
Shareholder Servicing Fees	125	149	228
Administrative Fees	100	119	182
Chief Compliance Officer Fees	2	3	4
Transfer Agent Fees	41	44	52
Audit Fees	17	20	22
Printing Fees	14	16	25
Legal Fees	10	12	18
Trustees’ Fees	7	8	13
Registration Fees	5	2	17
Custody Fees	5	5	5
Pricing Fees	1	1	20
Miscellaneous Expenses	4	5	7

Total Expenses	701	824	1,094

Less Waivers:
Shareholder Servicing Fees	(75)	(89)	(137)
Administrative Fees	(40)	(48)	(73)
Investment Adviser Fees	—	(62)	(192)

Total Waivers	(115)	(199)	(402)

Total Net Expenses	586	625	692

Net Investment Income	106	1,302	2,246

Net Realized Gain on Investments	6,930	2,201	1,681
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,542)	2,746	592

Net Realized and Unrealized Gain on Investments	5,388	4,947	2,273

Net Increase from Payments by Affiliate and Net Gains Realized on Capital Transactions (See Note 5)	122	—	—

Increase in Net Assets Resulting from Operations	$5,616	$6,249	$4,519

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Statement of Operations (000)

For the year ended December 31, 2012

Hawaii Municipal Bond Fund
Investment Income:
Interest Income	$5,438

Total Investment Income	5,438

Expenses:
Investment Adviser Fees	559
Shareholder Servicing Fees	399
Administrative Fees	319
Distribution Fees, Class A	62
Chief Compliance Officer Fees	7
Transfer Agent Fees	94
Printing Fees	46
Audit Fees	35
Legal Fees	32
Pricing Fees	31
Trustees’ Fees	22
Registration Fees	9
Custody Fees	8
Miscellaneous Expenses	13

Total Expenses	1,636

Less Waivers:
Investment Adviser Fees	(250)
Shareholder Servicing Fees	(239)
Administrative Fees	(207)

Total Waivers	(696)

Total Net Expenses	940

Net Investment Income	4,498

Net Realized Gain on Investments	1,747
Net Change in Unrealized Appreciation on Investments	1,618

Net Realized and Unrealized Gain on Investments	3,365

Increase in Net Assets Resulting from Operations	$7,863

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	Strategic Growth Fund		Dividend Value Fund
	2012	2011	2012	2011
Investment Activities from Operations:
Net Investment Income (Loss)	$106	$(61)	$1,302	$1,198
Net Realized Gain on Investments	6,930	1,795	2,201	38
Net Increase from Payments by Affiliate and Net Gains Realized on Capital Transactions (See Note 5)	122	—	—	—
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,542)	(3,372)	2,746	2,219

Increase (Decrease) in Net Assets Resulting from Operations	5,616	(1,638)	6,249	3,455

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(107)	—	(1,309)	(1,202)
Return of Capital:
Class I Shares	—	—	—	(2)

Total Dividends and Distributions to Shareholders	(107)	—	(1,309)	(1,204)

Capital Share Transactions:
Proceeds from Shares Issued	15,372	9,273	3,727	6,943
Reinvestments of Cash Distributions	79	—	911	820
Cost of Shares Redeemed	(24,729)	(7,276)	(11,127)	(5,192)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,278)	1,997	(6,489)	2,571

Total Increase (Decrease) in Net Assets	(3,769)	359	(1,549)	4,822

Net Assets:
Beginning of Year	50,413	50,054	58,686	53,864

End of Year	$46,644	$50,413	$57,137	$58,686

Undistributed (Distributions in excess of/) Net Investment Income	$—	$—	$(1)	$2

Share Transactions:
Shares Issued	1,116	737	384	782
Shares Issued in Lieu of Cash Distributions	6	—	94	93
Shares Redeemed	(1,802)	(573)	(1,150)	(594)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(680)	164	(672)	281

Amounts designated as “—” are either $0 or zero shares, or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Statements of Changes in Net Assets (000)

For the years ended December 31,

	High Grade Income Fund		Hawaii Municipal Bond Fund
	2012	2011	2012	2011
Investment Activities from Operations:
Net Investment Income	$2,246	$3,291	$4,498	$5,178
Net Realized Gain (Loss) on Investments	1,681	3,085	1,747	(489)
Net Change in Unrealized Appreciation on Investments	592	272	1,618	8,018

Increase in Net Assets Resulting from Operations	4,519	6,648	7,863	12,707

Dividends and Distributions to Shareholders:
Net Investment Income:
Class I Shares	(2,229)	(3,214)	(3,849)	(4,439)
Class A Shares	—	—	(649)	(738)
Capital Gains:
Class I Shares	(1,585)	(3,062)	(493)	—
Class A Shares	—	—	(92)	—

Total Dividends and Distributions to Shareholders	(3,814)	(6,276)	(5,083)	(5,177)

Capital Share Transactions:
Class I Shares:
Proceeds from Shares Issued	10,770	11,128	18,071	14,976
Reinvestments of Cash Distributions	2,396	3,912	702	476
Cost of Shares Redeemed	(21,206)	(26,191)	(17,300)	(23,943)

Total Class I Capital Share Transactions	(8,040)	(11,151)	1,473	(8,491)

Class A Shares:
Proceeds from Shares Issued	—	—	5,092	2,303
Reinvestments of Cash Distributions	—	—	514	487
Cost of Shares Redeemed	—	—	(3,746)	(8,655)

Total Class A Capital Share Transactions	—	—	1,860	(5,865)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(8,040)	(11,151)	3,333	(14,356)

Total Increase (Decrease) in Net Assets	(7,335)	(10,779)	6,113	(6,826)

Net Assets:
Beginning of Year	93,106	103,885	153,726	160,552

End of Year	$85,771	$93,106	$159,839	$153,726

Undistributed Net Investment Income	$1	$2	$7	$7

Share Transactions:
Class I Shares:
Shares Issued	1,019	1,055	1,628	1,422
Shares Issued in Lieu of Cash Distributions	227	373	58	45
Shares Redeemed	(2,002)	(2,473)	(1,552)	(2,270)

Total Class I Transactions	(756)	(1,045)	134	(803)

Class A Shares:
Shares Issued	—	—	459	218
Shares Issued in Lieu of Cash Distributions	—	—	46	46
Shares Redeemed	—	—	(338)	(832)

Total Class A Transactions	—	—	167	(568)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(756)	(1,045)	301	(1,371)

Amounts designated as “—” are either $0 or zero shares, or have been rounded to $0 or zero shares.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

This page intentionally left blank.

Bishop Street Funds

Financial Highlights

For a share outstanding throughout years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from		Total Dividends and Distributions
	Net Asset Value Beginning of Year	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains
STRATEGIC GROWTH FUND
Class I Shares:
2012	$12.24	$0.03	$1.32 ††	$1.35	$(0.03)	$—	$(0.03)
2011	12.65	(0.01)	(0.40)	(0.41)	—	—	—
2010	10.64	(0.01)	2.02	2.01	—	—	—
2009	8.08	— **	2.56	2.56	—	—	—
2008	14.05	(0.02)	(5.73)	(5.75)	—	(0.22)	(0.22)
DIVIDEND VALUE FUND
Class I Shares:
2012	$9.05	$0.21	$0.79	$1.00	$(0.22)	$—	$(0.22)
2011	8.68	0.19	0.37	0.56	(0.19)‡	—	(0.19)
2010	7.83	0.16	0.85	1.01	(0.16)‡	—	(0.16)
2009	6.02	0.06	1.81	1.87	(0.06)	—	(0.06)
2008	10.54	0.07	(4.47)	(4.40)	(0.07)	(0.05)	(0.12)
HIGH GRADE INCOME FUND
Class I Shares:
2012	$10.44	$0.26	$0.26	$0.52	$(0.26)	$(0.19)	$(0.45)
2011	10.42	0.35	0.36	0.71	(0.34)	(0.35)	(0.69)
2010	10.65	0.41	0.18	0.59	(0.40)	(0.42)	(0.82)
2009	10.56	0.43	0.44	0.87	(0.43)	(0.35)	(0.78)
2008	10.15	0.43	0.41	0.84	(0.43)	—	(0.43)

(1)	Per share net investment income calculated using average shares.
**	Amount represents less than $0.01.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
‡	Includes return of capital of less than $0.01.
††	Includes payment by affiliate of $0.03 per share. If payments by affiliates were not made, total return would have decreased by 0.27%. (See Note 5)

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Net Asset Value, End of Year	Total Return†	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investments Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$13.56	11.05%††	$46,644	1.17%	1.40%	0.21%	68%
12.24	(3.24)	50,413	1.16	1.39	(0.12)	53
12.65	18.89	50,054	1.14	1.37	(0.12)	53
10.64	31.68	60,929	1.11	1.34	0.00	54
8.08	(41.46)	62,237	1.06	1.29	(0.19)	73

$9.83	11.07%	$57,137	1.05%	1.38%	2.19%	17%
9.05	6.53	58,686	1.05	1.38	2.16	11
8.68	13.07	53,864	1.05	1.47	1.98	84
7.83	31.28	50,259	1.05	1.36	0.89	82
6.02	(42.02)	51,859	1.05	1.30	0.84	75

$10.51	5.05%	$85,771	0.76%	1.20%	2.47%	39%
10.44	6.94	93,106	0.76	1.17	3.31	52
10.42	5.63	103,885	0.76	1.16	3.79	39
10.65	8.41	126,334	0.76	1.13	4.08	82
10.56	8.53	121,976	0.76	1.10	4.22	28

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Financial Highlights

For a share outstanding throughout years ended December 31,

		Investment Activities		Total Investment Activities from Operations	Dividends and Distributions from		Total Dividends and Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(1)	Net Realized and Unrealized Gain(Loss) on Investments		Net Investment Income	Capital Gains
HAWAII MUNICIPAL BOND FUND
Class I Shares:
2012	$10.94	$0.32	$0.23	$0.55	$(0.32)	$(0.04)	$(0.36)
2011	10.41	0.36	0.53	0.89	(0.36)	—	(0.36)
2010	10.62	0.38	(0.20)	0.18	(0.38)	(0.01)	(0.39)
2009	10.05	0.38	0.57	0.95	(0.38)	—	(0.38)
2008	10.56	0.40	(0.51)	(0.11)	(0.40)	—	(0.40)
Class A Shares:
2012	$10.94	$0.29	$0.23	$0.52	$(0.29)	$(0.04)	$(0.33)
2011	10.41	0.33	0.53	0.86	(0.33)	—	(0.33)
2010	10.62	0.35	(0.20)	0.15	(0.35)	(0.01)	(0.36)
2009	10.05	0.36	0.57	0.93	(0.36)	—	(0.36)
2008	10.56	0.38	(0.51)	(0.13)	(0.38)	—	(0.38)

(1)	Per share net investment income calculated using average shares.
†	Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

The accompanying notes are an integral part of the financial statements.

Bishop Street Funds

Bishop Street Funds

Financial Highlights

For a share outstanding throughout years ended December 31,

Net Asset Value, End of Year	Total Return†	Net Assets end of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.13	5.06%	$134,179	0.55%	0.99%	2.86%	23%
10.94	8.72	130,345	0.55	0.97	3.41	32
10.41	1.70	132,392	0.55	0.97	3.54	35
10.62	9.63	139,872	0.55	0.95	3.68	27
10.05	(1.02)	130,807	0.55	0.93	3.91	36

$11.13	4.80%	$25,660	0.80%	1.24%	2.61%	23%
10.94	8.45	23,381	0.80	1.22	3.16	32
10.41	1.44	28,160	0.80	1.22	3.29	35
10.62	9.35	26,105	0.80	1.20	3.43	27
10.05	(1.27)	23,707	0.80	1.17	3.66	36

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Notes to Financial Statements

December 31, 2012

The amounts included in the Notes to Financial Statements are in thousands unless otherwise noted.

1.	ORGANIZATION

The Bishop Street Funds (the “Trust”) are registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Bishop Street Funds consist of a series of four funds (each a Fund, collectively the “Funds”?) which includes the Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and the Hawaii Municipal Bond Fund. Each Fund is diversified, with the exception of Hawaii Municipal Bond Fund, which is non-diversified. Class A Shares of the Hawaii Municipal Bond Fund are subject to a sales load as disclosed in the prospectus. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies. On June 29, 2012 the Bishop Street Government Money Market Fund ceased operations and liquidated all remaining assets on a pro rata basis to the shareholders.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation

The Funds’ investments in equity securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price in the most advantageous market, if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities.

Bishop Street Funds

Such methodologies typically include matrix systems which reflect such factors as security prices, yields, maturities and ratings. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. Prices for most securities held in the Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Funds’ Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of December 31, 2012, all of the investments in the Strategic Growth Fund and the Dividend Value Fund were considered level 1. There were no transfers between Level 1 and Level 2 assets and liabilities. For details of the investment classifications, refer to the Schedule of Investments.

The following is a summary of the inputs used as of December 31, 2012 in valuing the following Fund’s investments carried at value:

High Grade Income Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$46,825	$—	$46,825
U.S. Treasury Obligations	—	21,010	—	21,010
Municipal Bonds	—	7,265	—	7,265
U.S. Government Agency
Obligations	—	6,866	—	6,866
U.S. Government Mortgage-Backed
Obligations	—	1,264	—	1,264
Non-Agency Mortgage-Backed
Obligation	—	1,167	—	1,167
Short-Term Investments	748	—	—	748

Total Investments in Securities	$748	$84,397	$—	$85,145

Hawaii Municipal Bond Fund
Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$156,841	$—	$156,841
Short-Term Investment	1,102	—	—	1,102

Total Investments in Securities	$1,102	$156,841	$—	$157,943

For the year ended December 31, 2012, there were no transfers between Level 1 and Level 2 assets and liabilities. For the year ended December 31, 2012, there have been no significant changes to the Funds’ fair value methodologies. For the year ended December 31, 2012 there were no Level 3 investments.

Bishop Street Funds

Federal Income Taxes

It is each Fund’s intention to continue to qualify as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable income and net capital gains. Accordingly, no provision for federal income taxes is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than- not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Security Transactions and Investment Income

Security transactions are accounted for on trade date. Costs used in determining net realized capital gains and losses on the sale of securities are on the basis of specific identification. Interest income is recorded on the accrual basis from settlement date and dividend income is recorded on ex-dividend date.

Discounts and premiums are accreted or amortized over the life of each security and are recorded as interest income. The High Grade Income and Hawaii Municipal Bond Funds use the effective interest method.

Classes

Class-specific expenses are borne by the applicable class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets. Distribution fees are the only class-specific expense.

Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are prorated to each of the Funds on the basis of relative net assets.

Dividends and Distributions to Shareholders

The Strategic Growth and Dividend Value Funds declare and pay dividends from net investment income, if available, on a quarterly basis. Dividends from net investment income are declared daily and paid on a monthly basis for the High Grade Income and

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Bishop Street Funds

Hawaii Municipal Bond. Any net realized capital gains will be distributed at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date.

Front-End Sales Commission

Front-end sales commissions (the “sales charges”) are not recorded as expenses of the Hawaii Municipal Bond Fund. Sales charges are deducted from proceeds from the sales of Hawaii Municipal Bond Fund shares prior to investment in Class A shares.

Cash Overdraft Charges

Per the terms of an informal agreement with Union Bank, N.A., the custodian of the Funds, if a Fund has a cash overdraft on a given day, it will be assessed an overdraft charge of the Prime Rate plus 4.00%. Cash overdraft charges are included in miscellaneous expenses on the Statements of Operations. For the year ended December 31, 2012, there were no cash overdraft charges.

3.	INVESTMENT ADVISORY AGREEMENT

Investment advisory services are provided to the Funds by Bishop Street Capital Management (the “Adviser”), a registered adviser and wholly owned subsidiary of First Hawaiian Bank. First Hawaiian Bank is a subsidiary of BancWest Corporation, itself a subsidiary of BNP Paribas. The Adviser is entitled to receive an annual fee of 0.74% of the average daily net assets of the Strategic Growth and the Dividend Value Funds, 0.55% of the average daily net assets of the High Grade Income Fund, and 0.35% of the average daily net assets of the Hawaii Municipal Bond Fund. The Adviser has contractually agreed to waive a portion of its advisory fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. The contractual expense limitations are as follows:

Strategic Growth Fund, Class I Shares	1.25%
Dividend Value Fund, Class I Shares	1.05%
High Grade Income Fund, Class I Shares	0.76%
Hawaii Municipal Bond Fund, Class I Shares	0.55%
Hawaii Municipal Bond Fund, Class A Shares	0.80%

These fees and waivers are labeled on the Statement of Operations as “Investment Adviser Fees.”

If at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Board may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and contractual expense limitations to recapture all or a portion of its prior expense reductions or reimbursements made during the preceding three year period during which this agreement was in place. During the year ended December 31, 2012, the Adviser did not recapture any previously waived fees.

Bishop Street Funds

As of December 31, 2012, fees which were previously waived by the Investment Manager which may be subject to possible future reimbursement to the Adviser were as follows:

Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund	Total	Expires
$96,816	$206,117	$233,951	$536,884	12/31/2013
54,628	180,890	221,764	457,282	12/31/2014
62,088	192,507	249,741	504,336	12/31/2015

BNP Paribas Asset Management, Inc. (“BNPP AM”) serves as the investment sub-adviser for the Strategic Growth Fund, pursuant to a sub-adviser agreement. BNPP AM is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate of 0.37% of the average daily net assets of the Strategic Growth Fund.

Columbia Management Investment Advisers, LLC (“Columbia”) serves as the investment sub-adviser for the Dividend Value Fund, pursuant to a sub-adviser agreement. Columbia is entitled to receive from the Adviser a fee, computed daily and paid monthly, at the annual rate based on the average daily net assets of the Dividend Value Fund, under the following fee schedule: 0.360% on the first $75 million; 0.350% on the next $75 million; 0.325% on the next $100 million; 0.300% on the next $250 million; and 0.250% on assets over $500 million.

4.	ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND DISTRIBUTION SERVICES

Pursuant to an administration agreement (the “Agreement”), SEI Investments Global Funds Services (“GFS”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Administrator. Under the terms of the Agreement, GFS is entitled to receive an annual fee of 0.20% of the average daily net assets of the Funds, and has voluntarily agreed to waive its administrative fee to 0.12% of each of the Funds’ average daily net assets excluding the Hawaii Municipal Bond Fund which is waived to 0.07% of its average daily net assets. These fees and waivers are labeled as “Administrative Fees” on the Statement of Operations.

Union Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. These fees are labeled on the Statement of Operations as “Custody Fees.”

DST Systems, Inc. (“DST”) acts as the Transfer Agent of the Trust. As such, DST provides transfer agency, dividend disbursing and shareholder services to the Trust. These fees are disclosed on the Statement of Operations as “Transfer Agent Fees.”

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

SEI Investments Distribution Co. (“SIDCO”), the “Distributer” a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s Distributor pursuant to the distribution agreement. The Funds have adopted a Distribution Plan (the “Plan”) on behalf of Class A Shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that Class A Shares will bear the cost of their distribution expenses. SIDCO, as compensation for its services under the Plan, receives a distribution fee, computed daily and payable monthly, of 0.25% of the average daily net assets attributable to each Fund’s Class A Shares. This fee is disclosed as “Distribution Fees, Class A” on the Statement of Operations.

The Trust has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a shareholder servicing fee not to exceed an annual rate of 0.25% of the average daily net asset value of all shares of each fund, which is computed daily and paid monthly. Under the shareholder service plan, SIDCO may perform, or may compensate other service providers for performing various shareholder and administrative services. SIDCO may also retain as profit any difference between the fee it receives and amount it pays to third parties. For the period, SIDCO paid the entire amount of fees received under the shareholder service plan to First Hawaiian Bank, the Parent Company of Bishop Street Capital Management, for shareholder services performed for the Funds. SIDCO has voluntarily agreed to waive 0.15% of its shareholder servicing fee to the extent necessary to keep operating expenses at or below certain percentages of the respective average daily net assets. These fees and waivers are represented as “Shareholder Servicing Fees” on the Statement of Operations.

5.	TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SIDCO. Such officers are paid no fees by the Trust other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisers and service providers as required by SEC regulations. The CCO’s services and expenses have been approved by and are reviewed by the Board. These fees are disclosed on the Statement of Operations as “Chief Compliance Officer Fees.”

On March 14, 2012, the Strategic Growth Fund, (the “Fund”) received $115,398 from an affiliate of the Fund for gains recognized by the affiliate from a capital transaction that was improperly recorded. Additionally on April 25, 2012, the Fund received $7,161 from the affiliate to reimburse the Fund for losses and commissions incurred as a result of the above capital transaction. These amounts are labeled as “Net Increase from

Bishop Street Funds

Payments by Affiliate and Net Gains Realized on Capital Transactions” on the Statement of Operations.

6.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, other than short-term investments, for the year ended December 31, 2012 are presented below for the Funds.

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Purchases
U.S. Government Securities	$—	$—	$10,920	$—
Other	33,589	9,737	21,651	38,513
Sales and Maturities
U.S. Government Securities	$—	$—	$15,482	$—
Other	42,444	15,495	19,888	35,060

7.	FEDERAL TAX INFORMATION

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for the reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in paydown gains and losses, net operating losses, REIT adjustments, reclass of distributions and transactions with affiliates have been reclassified:

	Paid in Capital	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Strategic Growth Fund	114	1	(115)
Dividend Value Fund	—	4	(4)
High Grade Income Fund	—	(18)	18

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended December 31, 2012 and 2011 were as follows:

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Bishop Street Funds

	Ordinary Income	Tax Exempt Income	Long Term Capital Gain	Return of Capital	Total
Strategic Growth Fund
2012	$107	$—	$—	$—	$107
2011	—	—	—	—	—
Dividend Value Fund
2012	$1,309	$—	$—	$—	$1,309
2011	1,202	—	—	2	1,204
High Grade Income Fund
2012	$2,388	$—	$1,426	$—	$3,814
2011	3,339	—	2,937	—	6,276
Hawaii Municipal Bond Fund
2012	$—	$4,498	$585	$—	$5,083
2011	—	5,177	—	—	5,177

As of December 31, 2012, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Undistributed Tax Exempt Income	$—	$—	$—	$1
Undistributed Ordinary Income	—	—	16	—
Undistributed Long-Term Capital Gain Income	—	—	388	631
Capital Loss Carryforwards	(2,062)	(20,263)	—	—
Post October Losses	—	(20)	—	—
Unrealized Appreciation	5,866	10,675	6,631	9,106

Total Distributable Earnings (Accumulated Losses)	$3,804	$(9,608)	$7,035	$9,738

Post-October losses represent losses realized on investment transactions from November 1, 2012 through December 31, 2012 that, in accordance with Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Bishop Street Funds

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward for a maximum period of eight years and applied against future capital gains as follows:

	Strategic Growth Fund	Dividend Value Fund
Dec. 2016	$—	$3,801
Dec. 2017	2,062	14,625
Dec. 2018	—	1,837

Total	$2,062	20,263

During the period ended December 31, 2012, the Strategic Growth Fund, Dividend Value Fund and the Hawaii Municipal Bond Fund utilized capital loss carryforwards of $6,438, $1,818, and $532 respectively, to offset realized capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of December 31, 2012, under the new provisions, there were no losses carried forward.

The aggregate gross unrealized appreciation and depreciation of securities held by the Strategic Growth, Dividend Value, High Grade Income, and Hawaii Municipal Bond Funds for Federal income tax purposes at December 31, 2012 were as follows:

	Strategic Growth Fund	Dividend Value Fund	High Grade Income Fund	Hawaii Municipal Bond Fund
Federal Tax Cost	$40,845	$46,221	$78,514	$148,837

Gross Unrealized Appreciation	7,804	11,623	6,707	9,231
Gross Unrealized Depreciation	(1,938)	(948)	(76)	(125)

Net Unrealized Appreciation	$5,866	$10,675	$6,631	$9,106

8.	RISKS

The Hawaii Municipal Bond Fund invests primarily in debt instruments in the state of Hawaii. The issuers’ ability to meet their obligations may be affected by economic

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Bishop Street Funds

developments in that state. In addition, each Fund’s investments in debt securities are subject to “credit risk,” which is the risk that an issuer will be unable, or will be perceived to be unable, to repay its obligations at maturity. Funds that invest primarily in high quality debt securities generally are subject to less credit risk than funds that invest in lower quality debt securities.

Certain debt securities are backed by credit enhancements from various financial institutions and financial guarantee assurance agencies. These credit enhancements reinforce the credit quality of the individual securities; however, if any of the financial institutions or financial guarantee assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if any of the Funds concentrate their credit enhancements in any one financial institution, the risk of credit quality deterioration increases.

The value of asset-backed securities may be affected by the credit risk of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition to credit risk, asset-backed securities and other securities with early redemption features are subject to pre-payment risk. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate or an issuer may retire an outstanding bond early to reduce interest costs. A Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to the general prevailing interest rates at that time.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9.	LINE OF CREDIT

The Funds, which are not jointly liable, entered into an agreement which enables them to participate in a $5 million unsecured committed revolving line of credit on a first come, first served basis, with Union Bank, N.A. (the “Bank”) which expires June 09, 2013. The proceeds from the borrowings shall be used to finance the Funds’ short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Funds based on their borrowings during the period at the Bank current reference rate minus 1%. As of December 31, 2012 the Funds had borrowings of $1,245 outstanding. For the year ended December 31, 2012, the Funds had the following borrowings under the line of credit:

Bishop Street Funds

	Average Borrowings (000)	Borrowing Costs (000)		Number of Days Outstanding	Weighted Average Interest Rate
Strategic Growth Fund	$60		$1	53	2.25%
Dividend Value Fund	6	Less than $	1	6	2.25%
Hawaii Municipal Bond Fund	2	Less than $	1	5	2.25%

10.	OTHER

At December 31, 2012, the percentage of total shares outstanding held by shareholders for each Fund, which comprised omnibus accounts that were held on behalf of several individual shareholders, was as follows:

	Number of Shareholders	% of Outstanding Shares
Strategic Growth Fund, Class I Shares	2	97.26%
Dividend Value Fund, Class I Shares	2	98.98
High Grade Income Fund, Class I Shares	2	93.02
Hawaii Municipal Bond Fund, Class I Shares	1	73.46
Hawaii Municipal Bond Fund, Class A Shares	1	7.47

11.	RECENT ACCOUNTING PRONOUNCEMENT

In December 2011, the FASB issued a further update to the guidance “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. At this time, management is evaluating the implications of this update and its impact on the financial statements has not been determined.

12.	SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Bishop Street Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Growth Fund, Dividend Value Fund, High Grade Income Fund, and Hawaii Municipal Bond Fund (constituting the Bishop Street Funds, hereafter referred to as the “Funds”) at December 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 28, 2013

Bishop Street Funds

Bishop Street Funds	(unaudited)

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a mutual fund you incur two types of costs: (1) transaction costs, including applicable sales charges (loads); and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, distribution and service (12b-1), shareholder service fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Annualized Expense Ratios	Expenses Paid During Period*
Strategic Growth Fund — Class I

Actual Fund Return	$1,000.00	$1,033.60	1.19%	$6.10
Hypothetical 5% Return	1,000.00	1,019.21	1.19	6.06

Dividend Value Fund — Class I

Actual Fund Return	$1,000.00	$1,032.40	1.05%	$5.38
Hypothetical 5% Return	1,000.00	1,019.91	1.05	5.35

High Grade Income Fund — Class I

Actual Fund Return	$1,000.00	$1,021.50	0.76%	$3.87
Hypothetical 5% Return	1,000.00	1,021.37	0.76	3.87

Hawaii Municipal Bond Fund — Class I

Actual Fund Return	$1,000.00	$1,022.40	0.55%	$2.80
Hypothetical 5% Return	1,000.00	1,022.43	0.55	2.80

Hawaii Municipal Bond Fund — Class A

Actual Fund Return	$1,000.00	$1,021.10	0.80%	$4.08
Hypothetical 5% Return	1,000.00	1,021.17	0.80	4.08

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bishop Street Funds

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Bishop Street Funds

Notice to Shareholders of Bishop Street Funds

For shareholders that do not have a December 31, 2012 taxable year end, this notice is for informational purposes only. For shareholders with a December 31, 2012 tax year end, please consult your tax adviser as to the pertinence of this notice.

Fund	(A)* Long Term Capital Gains Distributions (Tax Basis)	(B)* Ordinary Income Distributions (Tax Basis)	(C)* Tax Exempt Interest	(A+B+C) (D) Total Distributions (Tax Basis)
Strategic Growth Fund	0.00%	100.00%	0.00%	100.00%
Dividend Value Fund	0.00%	100.00%	0.00%	100.00%
High Grade Income Fund	37.40%	62.60%	0.00%	100.00%
Hawaii Municipal Bond Fund	11.50%	0.00%	88.50%	100.00%

*	Items (A), (B) and (C) are based on the percentage of each fund’s total distribution.
(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions” (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government Obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government Obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

Bishop Street Funds

(unaudited)

For the fiscal year ended December 31, 2012, each fund has designated the following items with regard to distributions paid during the year.

(E) Dividends Qualifying for Corporate Dividends Receivable Deduction(1)	(F) Qualifying Dividend Income(2)	(G) U.S. Government Interest(3)	(H) Interest Related Dividends(4)	(I) Short-Term Capital Gain Dividends(5)
100.00%	100.00%	0.00%	0.00%	0.00%
100.00%	100.00%	0.00%	0.00%	0.00%
0.00%	0.00%	16.42%	92.28%	100.00%
0.00%	0.00%	0.00%	0.00%	0.00%

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Board of Trustees and Officers

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.

WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 72 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Bank, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 60 yrs. old	Trustee (Since 2011)	Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager — Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-262-9565. The following chart lists Trustees and Officers as of December 31, 2012.

Other Directorships Held by Board Member[5]

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust and SEI Tax Exempt Trust. Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited and SEI Asset Korea Co., Ltd. Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II, Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, MortgageIT Holdings, Inc. (December 2005 – January 2007).
Trustee of The Advisors’ Inner Circle Fund, Trustee of The Advisors’ Inner Circle Fund II.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 70 yrs. old	Trustee (Since 2005)	Retired Private investor and self-employed consultant (strategic investments).
BETTY L. KRIKORIAN 69 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. since 2008. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.
BRUCE R. SPECA 56 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President — Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 81 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 69 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. since April 1997.
OFFICERS
MICHAEL BEATTIE 47 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005. Manager, SEI Investments, Fund Accounting at SEI Investments AVP from April 1995 to February 1998 and November 1998 to July 2005.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 4 funds in the Bishop Street Funds.

Bishop Street Funds

(unaudited)

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Trustee, Citizens Funds (1998 – 2006). Director, The FBR Rushmore Funds (2002 – 2005). Trustee, Diversified Investors Portfolios (2006 – 2008).
Trustee of The Advisors’ Inner Circle Fund and Trustee of The Advisors’ Inner Circle Fund II Funds.
Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II Funds.
Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP.

Current Directorships: Director of State Street Navigator Securities Lending Trust, Trustee of The Advisors’ Inner Circle Fund and The Advisors’ Inner Circle Fund II, SEI Opportunity Fund, L.P., SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

December 31, 2012	www.bishopstreetfunds.com

Bishop Street Funds

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS (continued)
RUSSELL EMERY 49 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006. Director of Investment Product Management and Development, SEI Investments, since February 2003; Senior Investment Analyst — Equity Team, SEI Investments, from March 2000 to February 2003.
DIANNE M. SULZBACH 35 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morrison & Foerster LLP from 2003 to 2006. Associate at Stradley Ronon Stevens & Young LLP from 2002 to 2003.
TIMOTHY D. BARTO 44 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
KERI ROHN 32 yrs. old	Privacy Officer (Since 2009) AML Officer (Since 2011)	Compliance Officer at SEI Investments since 2003.
JOHN MUNCH 41 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

Bishop Street Funds

(unaudited)

Other Directorships Held by Trustee

None.
None.
None.
None.
None.

December 31, 2012	www.bishopstreetfunds.com

INVESTMENT ADVISER

BISHOP STREET CAPITAL MANAGEMENT

HONOLULU, HI 96813

ADMINISTRATOR

SEI INVESTMENTS GLOBAL FUNDS SERVICES

OAKS, PA 19456

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.

OAKS, PA 19456

TRANSFER AGENT

DST SYSTEMS, INC.

KANSAS CITY, MO 64121

CUSTODIAN

UNION BANK, N.A.

SAN FRANCISCO, CA 94101

LEGAL COUNSEL

MORGAN, LEWIS & BOCKIUS LLP

PHILADELPHIA, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP

PHILADELPHIA, PA 19103

FOR MORE INFORMATION ABOUT BISHOP STREET FUNDS, CALL 1-800-262-9565

OR YOUR INVESTMENT SPECIALIST

VISIT US ONLINE AT WWW.BISHOPSTREETFUNDS.COM

BISHOP STREET FUNDS P.O. BOX 219721 KANSAS CITY, MO 64121-9721

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF BISHOP STREET FUNDS’ SHAREHOLDERS. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

SHARES OF BISHOP STREET FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY FIRST HAWAIIAN BANK OR ANY OF ITS AFFILIATES. SUCH SHARES ARE ALSO NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENT IN SHARES OF MUTUAL FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE BISHOP STREET FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO., WHICH IS NOT AFFILIATED WITH FIRST HAWAIIAN BANK, BANK OF THE WEST OR BANCWEST CORPORATION. BANCWEST CORPORATION IS A WHOLLY-OWNED SUBSIDIARY OF BNP PARIBAS.

BSF-AR-006-1800

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (PwC LLP) Related to the Trust

PwC LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2012			2011
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$190,000	N/A	N/A	$102,632	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2012	2011
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A

All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC LLP for the last two fiscal years were $2,547,182 and $1,435,017 for 2012 and 2011, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

((a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended
(17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Bishop Street Funds

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: March 8, 2013

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: March 8, 2013

*	Print the name and title of each signing officer under his or her signature.